Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC 1251 Avenue of the Americas, Floor 50 New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by SHAP 2018-1, LLC (the “Company”) and Nomura Securities International, Inc., Barclays Capital Inc., Performance Trust Capital Partners, LLC and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of reverse mortgage loans in conjunction with the proposed offering of CFMT 2020-AB1, LLC, Asset-Backed Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 3, 2020, representatives of the Company provided us with a computer generated reverse mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business July 31, 2020, with respect to 1,057 reverse mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the reverse mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1	Loan Number	31	ARM Rate Ceiling
2	WAM ID	32	Property Type
3	Property City	33	Manufactured Home
4	Property State	34	Borrower Birth Date
5	Property Zip Code	35	Borrower Death Date
6	Property Unit Count	36	Borrower Gender
7	Original UPB	37	Coborrower Birth Date
8	Total Current UPB	38	Coborrower Death Date
9	Original Principal Limit	39	Coborrower Gender
10	Current Principal Limit	40	Non-Borrowing Spouse
11	Current Net Principal Limit	41	Bankruptcy Filed Date
12	Current Net Line of Credit	42	Bankruptcy Discharge Date
13	Subservicer Loan Status	43	Bankruptcy Dismiss Date
14	Occupancy Status	44	Bankruptcy Motion for Relief Granted Date
15	Closing Date	45	Bankruptcy Status
16	MIC Endorsement Date	46	Bankruptcy Type
17	Maximum Claim Amount	47	Term Payments Remaining
18	MCA Percentage	48	Term/Tenure Monthly Payment
19	Current Interest Rate	49	Total Set-Aside Amount
20	Debenture Rate	50	Original Appraisal Date
21	MIP Rate	51	Original Appraisal Amount
22	Servicing Fee	52	Most Recent Valuation
23	Product Type	53	Most Recent Valuation Date
24	Payment Type	54	Most Recent Valuation Type
25	Interest Type	55	FHA Case Number
26	Original Interest Rate	56	Method of Foreclosure
27	Interest Index	57	Servicing Strategy
28	Interest Margin	58	Borrower Age
29	ARM Rate Change Frequency	59	Coborrower Age
30	ARM Next Rate Adjustment Date

We compared Characteristics 3. through 57. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business July 31, 2020 (collectively, the “Servicer System File”).

With respect to Characteristic 58., we recomputed the borrower age as the number of years between (i) the borrower birth date (as set forth on the Servicer System File) and (ii) July 31, 2020.

With respect to Characteristic 59., we recomputed the co borrower age as the number of years between (i) the co borrower birth date (as set forth on Servicer System File) and (ii) July 31, 2020.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 4, 2020